UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

PENNFED FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24040	22-3297339
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

622 Eagle Rock Avenue, West Orange, New Jersey

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 669-7366

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On November 2, 2006, PennFed Financial Services, Inc. (“PennFed”) and New York Community Bancorp, Inc. (“NYCB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) under which PennFed will be merged with and into NYCB (the “Merger”). It is expected that, concurrent with or immediately following the Merger, Penn Federal Savings Bank, a wholly owned subsidiary of PennFed, will be merged with and into New York Community Bank, a wholly owned subsidiary of NYCB.

Under the terms of the Merger Agreement, upon completion of the Merger, each share of PennFed common stock will be converted into the right to receive 1.222 shares of NYCB’s common stock, with cash paid in lieu of fractional NYCB shares. PennFed has the right to terminate the Merger Agreement if (1) the average closing price of NYCB’s common stock for the ten consecutive trading days ending the day before the date on which the last regulatory approval is received is less than $13.167 and (2) from November 2, 2006 through such date, NYCB’s common stock has underperformed the Index Group, as defined in the Merger Agreement, by more than 17.5%, unless NYCB elects to increase the merger consideration per share pursuant to a formula specified in the Merger Agreement. In the event the Merger Agreement is terminated under certain other circumstances, PennFed has agreed to pay NYCB a termination fee of $10,000,000.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the stockholders of PennFed. All of the directors of PennFed have agreed to vote their shares in favor of the Merger at the meeting of PennFed stockholders that will be called for the purpose of voting on the transaction. The Merger is currently expected to be completed late in the quarter ending March 31, 2007.

The Merger Agreement contains customary representations and warranties that NYCB and PennFed made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement, and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used for the purpose of allocating risk between NYCB and PennFed rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference.

Concurrent with the execution of the Merger Agreement, the existing employment agreements between PennFed and each of the following executive officers of PennFed were terminated and replaced with new agreements described below that changed the time of payment, but did not materially change the total amount, of the change in control benefits that these officers otherwise would have received under their existing employment agreements: Joseph L. LaMonica, President and Chief Executive Officer; Patrick D. McTernan, Senior Executive Vice President, General Counsel and Secretary; Jeffrey J. Carfora, Senior Executive Vice President and Chief Operating Officer; Claire M. Chadwick, Senior Executive Vice President and Chief Financial Officer; and Maria F. Magurno, Executive Vice President and Residential Lending Group Executive (the “Named Executives”).

Pursuant to employment agreement cancellation agreements entered into with PennFed and NYCB, Messrs. LaMonica, McTernan and Carfora, Ms. Chadwick and Ms. Magurno will receive lump sum cash payments at or immediately after the effective time of the Merger of $4,985,000, $2,200,000, $570,000, $250,000 and $200,000, respectively (the “Effective Time Payments”), provided that they have not voluntarily terminated their employment before the effective time. A Named Executive may elect to reduce his or her Effective Time Payment in exchange for NYCB’s continuation, at its expense, of health and dental insurance coverage for three years following the Named Executive’s termination of employment with New York Community Bank pursuant to the Retention Agreement described below. Mr. Carfora, Ms. Chadwick and Ms. Magurno also will receive payments prior to December 31, 2006 of $1,000,000, $800,000 and $550,000, respectively (the “2006 Payments”), to be repaid with interest at 7% per annum if the Named Executive voluntarily terminates his or her employment before the effective time of the Merger or the termination of the Merger Agreement, whichever occurs first. If the Merger Agreement is terminated and Mr. Carfora, Ms. Chadwick and Ms. Magurno have not voluntarily terminated their employment prior to that time, then (1) they will retain their 2006 Payments but will not be entitled to receive any benefits in connection with any future change in control of PennFed under any other nonqualified plan or agreement and (2) in the case of Mr. Carfora and Ms. Chadwick, (a) their 2006 Payments will be treated as payments in full satisfaction of their benefits under the Penn Federal Savings Bank Supplemental Executive Retirement Plan (the “SERP”) relating to pre-2005 accruals (the “Pre-2005 SERP Amount”) and (b) if they voluntarily terminate their employment with PennFed before the earlier of November 2, 2011 or a subsequent change in control of PennFed, they will forfeit their entire interest in the SERP in excess of their Pre-2005 SERP Amount. Mr. LaMonica is required to exercise 50,000 of his non-qualified PennFed stock options by December 28, 2006, and the other Named Executives are required to exercise all of their non-qualified PennFed stock options by that date. The Effective

Time Payments and the 2006 Payments are subject to reduction to the extent necessary to avoid such payments, when combined with any other benefits provided to the Named Executive, being considered “excess parachute payments” under Section 280G of the Internal Revenue Code.

In order to secure their continued services for a transition period following the Merger, New York Community Bank has entered into Retention Agreements with Messrs. LaMonica, McTernan and Carfora, Ms. Chadwick and Ms. Magurno pursuant to which they will be employed by New York Community Bank for nine months after the Merger and receive total retention compensation payments, paid in installments in accordance with New York Community Bank’s customary payroll practices, of $645,000, $310,000, $285,000, $225,000 and $165,000, respectively, plus participation in New York Community Bank employee benefit plans. Each of Messrs. LaMonica and McTernan also entered into a Noncompetition Agreement with NYCB providing for a three-year non-compete period following termination of employment with New York Community Bank. In consideration for the non-compete covenants, Messrs. LaMonica and McTernan will receive payments from NYB totaling $1,300,000 and $625,000, respectively.

The foregoing summary of the employment agreement cancellation agreements, Retention Agreements and Noncompetition Agreements is not complete and is qualified in its entirety by the complete text of such documents, which are filed as Exhibits 10.1 to 10.12 to this Form 8-K and which are incorporated herein by reference.

The information contained in Item 3.03 below is incorporated by reference into this Item 1.01 in its entirety.

Forward Looking Statements

Statements contained in this report that are not historical facts, including the statement regarding the anticipated completion date of the Merger, constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27 of the Securities Act of 1933, as amended), which involve significant risks and uncertainties. PennFed intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of invoking these safe harbor provisions. These risks and uncertainties, which in the case of the statement herein regarding the anticipated completion date of the Merger include the possibility that one or more of the conditions to completion of the Merger will not be satisfied or will be delayed significantly, should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update publicly any of these statements, which speak only as of the date made.

Item 3.03 Material Modifications to Rights of Security Holders

As required by the Merger Agreement, effective November 2, 2006, PennFed entered into an amendment to the Stockholder Protection Rights Agreement, dated as of March 21, 1996 and as thereafter amended, between PennFed and Registrar and Transfer Company, as rights agent (the “Rights Agreement”), pursuant to which certain rights (the “Rights”) were issued to the holders of PennFed common stock. The amendment exempts NYCB from being deemed an “Acquiring Person” under the Rights Agreement because of the Merger Agreement and the transactions contemplated thereby, provides that neither a “Stock Acquisition Date” nor a “Flip-in Date” will occur under the Rights Agreement as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby, and provides that the Rights will expire and the Rights Agreement will terminate immediately prior to the effective time of the Merger. Accordingly, the execution of the Merger Agreement by NYCB and PennFed and the consummation of the Merger did not and will not result in the Rights separating from the shares of PennFed common stock to which they are attached or becoming exercisable.

The foregoing summary of the amendment to the Rights Agreement is not complete and is qualified in its entirety by the complete text of such amendment, which is filed as Exhibit 4.1 to this Form 8-K and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 2, 2006, by and between New York Community Bancorp, Inc. and PennFed Financial Services, Inc.

4.1	Amendment No. 5 to Stockholder Protection Rights Agreement, dated as of March 21, 1996 and as thereafter amended, between PennFed Financial Services, Inc. and Registrar and Transfer Company, as Rights Agent

10.1	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Joseph L. LaMonica

10.2	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Joseph L. LaMonica

10.3	Noncompetition Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bancorp, Inc. and Joseph L. LaMonica

10.4	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Patrick D. McTernan

10.5	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Patrick D. McTernan

10.6	Noncompetition Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bancorp, Inc. and Patrick D. McTernan

10.7	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Jeffrey J. Carfora

10.8	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Jeffrey J. Carfora

10.9	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Claire M. Chadwick

10.10	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Claire M. Chadwick

10.11	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Maria F. Magurno

10.12	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Maria F. Magurno

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNFED FINANCIAL SERVICES, INC.

Date: November 8, 2006	By:	/s/ Joseph L. LaMonica
Joseph L. LaMonica President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 2, 2006, by and between New York Community Bancorp, Inc. and PennFed Financial Services, Inc.

4.1	Amendment No. 5 to Stockholder Protection Rights Agreement, dated as of March 21, 1996 and as thereafter amended, between PennFed Financial Services, Inc. and Registrar and Transfer Company, as Rights Agent

10.1	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Joseph L. LaMonica

10.2	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Joseph L. LaMonica

10.3	Noncompetition Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bancorp, Inc. and Joseph L. LaMonica

10.4	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Patrick D. McTernan

10.5	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Patrick D. McTernan

10.6	Noncompetition Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bancorp, Inc. and Patrick D. McTernan

10.7	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Jeffrey J. Carfora

10.8	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Jeffrey J. Carfora

10.9	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Claire M. Chadwick

10.10	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Claire M. Chadwick

10.11	Employment Agreement Cancellation Agreement, dated as of November 2, 2006, by and among PennFed Financial Services, Inc., New York Community Bancorp, Inc. and Maria F. Magurno

10.12	Retention Agreement, dated as of November 2, 2006 but effective as of the time specified therein, between New York Community Bank and Maria F. Magurno